Exhibit 99.4

CERTIFICATE OF DESIGNATIONS,
PREFERENCES AND RIGHTS OF SERIES A CONVERTIBLE PREFERRED STOCK
OF QSGI INC.

QSGI INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY THAT:

Pursuant to authority conferred upon the Board of Directors (the “Board”) by the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) and pursuant to the provisions of the Delaware General Corporation Law, the Board, pursuant to a unanimous written consent effective as of December 17, 2005, adopted the following resolution providing for the designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions, of the Series A Convertible Preferred Stock.

WHEREAS, the Certificate of Incorporation provides for two classes of shares known as common stock, $0.001 par value per share (the “Common Stock”), and preferred stock, $0.001 par value per share (the “Preferred Stock”) and

WHEREAS, the Board is authorized by the Certificate of Incorporation to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in such series and to fix the designations, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof.

NOW, THEREFORE, BE IT RESOLVED, that the Board deems it advisable to, and hereby does, designate a Series A Convertible Preferred Stock and fixes and determines the preferences, rights, qualifications, limitations and restrictions relating to the Series A Convertible Preferred Stock as follows:

CERTAIN DEFINITIONS

For purposes of this Certificate of Designation, the following terms shall have the following meanings:

A.
"Closing Bid Price" means, for any security as of any date, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to holders of a majority of the then outstanding shares of Series A Preferred Stock if Bloomberg Financial Markets is not then reporting closing bid prices of such security (collectively, "Bloomberg"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg

B.
"Conversion Date" means, for any Conversion, the date specified in the notice of conversion in the form attached hereto (the "Notice of Conversion"), so long as the copy of the Notice of Conversion is faxed (or delivered by other means resulting in notice) to the Corporation before 11:59 p.m., New York City time, on the Conversion Date indicated in the Notice of Conversion. If the Notice of Conversion is not so faxed or

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
OF SERIES A CONVERTIBLE PREFERRED STOCK OF QSGI INC.

otherwise delivered before such time, then the Conversion Date shall be the date the holder faxes or otherwise delivers the Notice of Conversion to the Corporation.

C.	“Conversion Ratio" means that one share of Series A Stock may be converted into 13.33333 shares of the Corporation’s Common Stock.

D.
“Issuance Date" means the date of the closing under the Series A Preferred Stock Purchase Agreement by and among the Corporation and the purchasers named therein with respect to the initial issuance of the Series A Preferred Stock (the "Securities Purchase Agreement").

DESIGNATIONS, PREFERENCES AND RIGHTS

1.	Designation. The shares of such series of Preferred Stock shall be designated “Series A Convertible Preferred Stock” (referred to herein as the “Series A Stock”).

2.	Authorized Number. The authorized number of shares constituting the Series A Stock shall be five hundred thousand (500,000)

3.	The Section Intentionally Left Blank

4.	Liquidation.

(a) Liquidation Procedure. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of shares of Series A Stock shall be entitled, before any distribution or payment is made upon any Junior Securities, to be paid an amount equal to (i) $30.00 per share of Series A Stock, representing the liquidation preference per share of the Series A Stock (as adjusted for any combinations, divisions or similar recapitalizations affecting the shares of Series A Stock) (the “Series A Stock Issue Price”), plus (ii) all accrued and unpaid dividends on the Series A Stock to such date (together with the Series A Stock Issue Price, the “Liquidation Payments”). If upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of shares of Series A Stock shall be insufficient to permit payment in full to the holders of shares of Series A Stock of the distributions to which they are entitled, then the holders of all such securities shall share ratably in such distribution of assets in accordance with the amount which would be payable on such distribution if the amounts to which the holders of outstanding shares of Series A Stock are entitled were paid in full. A consolidation or merger of the Corporation with or into any other corporation or corporations or other entity (other than a merger in which the Corporation is the survivor and the stockholders of the Corporation prior to such merger own more than a majority of the voting securities of the Corporation following such merger), a transaction or a series of related transactions in which the stockholders of the Corporation transfer a majority of the voting securities of the Corporation to any person or a sale, lease or transfer of all or substantially all of the assets of the Corporation shall be deemed to be a liquidation, dissolution, or winding up of the Corporation as those terms are used in this Section 4;

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
OF SERIES A CONVERTIBLE PREFERRED STOCK OF QSGI INC.

provided, however, that no such consolidation, merger, transaction or series of related transactions that is approved by a vote pursuant to Section 7 hereof shall be deemed to be a liquidation, dissolution or winding up of the Corporation. The Corporation shall provide to holders of shares of Series A Stock thirty (30) days’ prior written notice of any such sale, conveyance, exchange, transfer, consolidation or merger.

(b) Remaining Assets. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after the holders of shares of Series A Preferred Stock shall have been paid in full the Liquidation Payments, the remaining assets of the Corporation may be distributed ratably per share in order of preference to the holders of junior securities in accordance with their respective terms.

(c) Notice of Liquidation. Written notice of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be given by mail, postage prepaid, not less than thirty (30) days prior to the payment date stated therein, to each holder of record of shares of Series A Preferred Stock at his post office addresses as shown by the records of the Corporation.

(d) Fractional Shares. The Liquidation Payments with respect to each outstanding fractional share of Series A Preferred Stock shall be equal to a ratably proportionate amount of the Liquidation Payments with respect to each outstanding share of Series A Preferred Stock.

5.	Conversion.

The holders of shares of Series A Stock shall have the following conversion rights:

(a) Conversion. Subject to the limitations set forth below, each share of the Series A Preferred Stock shall be convertible at any time after the Issuance Date in whole or in part, unless previously redeemed, at the option of the holder of record thereof, into 13.33333 shares of the Corporation’s Common Stock and such shares shall be deemed fully paid and non-assessable upon surrender to the Corporation or its transfer agent of the certificate or certificates representing the Series A Preferred Stock to be converted, as provided below, or if the holder notifies the Corporation or its transfer agent that such certificate or certificates have been lost, stolen or destroyed, upon the execution and delivery of an agreement satisfactory to the Corporation to indemnify the Corporation from any losses incurred by it in connection therewith.

(b) Converted Shares. Any shares of Series A Preferred Stock which have been converted shall be cancelled and all dividends on converted shares of Series A Preferred Stock shall cease to accrue and the certificates representing shares of Series A Preferred Stock so converted shall represent the right to receive such number of shares of Common Stock into which such shares of Series A Preferred Stock are convertible. The Corporation shall at all times, so long as any shares of Series A Preferred Stock remain outstanding, reserve a sufficient number of

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
OF SERIES A CONVERTIBLE PREFERRED STOCK OF QSGI INC.

authorized but unissued shares of Common Stock to be issued in satisfaction of the conversion rights and privileges aforesaid.

(c) Mandatory Conversion. In the event that the closing price for the Corporation’s Common Stock remains at $2.75 per share or higher for a period of twenty (20) consecutive business days at any time after the Issuance Date (a business day being any day not a Saturday, Sunday or Federal Holiday) the Corporation, in its sole discretion, may demand conversion of all or some of the Series A Preferred Stock. Each share of the Series A Preferred Stock shall be converted to 13.33333 of the Company’s Common Stock upon remand.

(d) Mechanics of Conversion. In the case of a conversion, before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, it shall surrender the certificate or certificates therefore, duly endorsed, at the office of the Corporation or its transfer agent for the Series A Preferred Stock, and shall give written notice to the Corporation of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter and in any case within thirty (30) business days of the Corporation’s receipt of the notice of conversion, issue and deliver at such office to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid; provided that such holder or nominee(s), as the case may be, shall be deemed to be the owner of record of such Common Stock as of the date that written notice is given to the Corporation of such holder’s properly completed and executed election to convert and the surrender of the certificates representing the Series A Preferred Stock being converted, duly endorsed, at the office of the Corporation or its transfer agent (or an indemnification agreement as set forth in Section 5(c) hereof in case such certificates have been lost, stolen or destroyed). A certificate or certificates will be issued for the remaining shares of Series A Preferred Stock in any case in which fewer than all of the shares of Series A Stock Preferred represented by a certificate are converted.

(e) Issue Taxes. The Corporation shall pay all issue taxes, if any, incurred in respect of the issue of shares of Common Stock on conversion. If a holder of shares surrendered for conversion specifies that the shares of Common Stock to be issued on conversion are to be issued in a name or names other than the name or names in which such surrendered shares stand, then the Corporation shall not be required to pay any transfer or other taxes incurred by reason of the issuance of such shares of Common Stock to the name of another, and if the appropriate transfer taxes shall not have been paid to the Corporation or the transfer agent for the Series A Preferred Stock at the time of surrender of the shares involved, the shares of Common Stock issued upon conversion thereof may be registered in the name or names in which the surrendered shares were registered, despite the instructions to the contrary.

(f) Valid Issuance. All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable, free from

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
OF SERIES A CONVERTIBLE PREFERRED STOCK OF QSGI INC.

preemptive rights and free from all taxes, liens or charges with respect thereto created or imposed by the Corporation.

6.
Adjustment of Conversion Price. The number and kind of securities issuable upon the conversion of the Series A Preferred Stock and the Conversion Price shall be subject to adjustment from time to time in accordance with the following provisions:

(a) Reorganization, Reclassification. In the event of a reorganization, share exchange, sale, conveyance, or reclassification, in a transaction or series of related transactions, including where there is a shift in more than fifty percent of the voting power of the Corporation (“Change of Control”) other than a change in par value, or from par value to no par value, or from no par value to par value or a transaction described in Section 6(b) below, each share of Series A Preferred Stock shall, after such reorganization, share exchange or reclassification, be convertible at the option of the holder into the kind and number of shares of stock and/or other securities, cash or other property which the holder of such share of Series A Preferred Stock would have been entitled to receive if the holder had held the Common Stock issuable upon conversion of such share of Series A Preferred Stock immediately prior to such reorganization, share exchange or reclassification.

(b) Consolidation, Merger. In the event of a merger or consolidation to which the Corporation is a party which results in a Change of Control, each share of Series A Preferred Stock shall, after such merger or consolidation, be convertible at the option of the holder into the kind and number of shares of stock and/or other securities, cash or other property which the holder of such share of Series A Preferred Stock would have been entitled to receive if the holder had held the Common Stock issuable upon conversion of such share of Series A Preferred Stock immediately prior to such consolidation or merger plus all accrued and unpaid dividends on such shares of Series A Preferred Stock through the conversion.

7.
Voting Rights. The Series A Preferred Stock shall not have voting rights other than as herein described.  The holders of shares of Series A Preferred Stock shall vote as a separate class on all matters adversely affecting the Series A Preferred Stock. The authorization or issuance of or other securities having liquidation, dividend, voting or other rights junior to or on a parity with, the Series A Preferred Stock shall not be deemed to adversely affect the Series A Preferred Stock. In addition to the other voting rights of the holders of the Series A Preferred Stock specified herein, for so long as any shares of Series A Preferred Stock are outstanding, the Corporation will not, and it will cause its subsidiaries not to, without the affirmative vote, or the written consent pursuant to the Delaware Business Corporation Act, of the holders of a majority of the outstanding shares of Series A Stock:

(a) amend, waive or repeal any provisions of, or add any provision to, (i) this Certificate or (ii) any provision of the Certificate of Incorporation or By-Laws of the Corporation or any other certificate of designation filed with the Secretary of

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
OF SERIES A CONVERTIBLE PREFERRED STOCK OF QSGI INC.

State of Colorado by the Corporation in a manner that would adversely effect or impair the rights of the holders of the Series A Stock;

(b) merge or consolidate with any other corporation, other than a merger in which the Corporation is the survivor and the stockholders of the Corporation immediately prior thereto continue to represent at least fifty percent (50%) of the combined voting power of the voting securities of the Corporation outstanding immediately after such merger or consolidation; or

(c) sell or dispose of all or substantially all of the Corporation’s assets.

8. Dividends. Each share of the Series A Preferred Stock shall pay an annual dividend of 6%. Dividends shall be paid quarterly commencing on March 31, 2006. In the Corporation’s sole discretion, dividends may be paid either in cash or in shares of the Company’s Series A Preferred Stock.

9.	Redemption or Retirement of Series A Preferred Stock

After December 10, 2007, the Corporation shall have the right to redeem its Series A Preferred Stock, or any number of shares thereof, issued and outstanding, at any time by paying to the holders thereof the sum of $30.60 before December 11, 2008, $30.30 before December 11, 2009 and $30.00 after December 11, 2009. The Corporation shall have the right at any time after December 10, 2007 to purchase all or any part of its Series A Preferred Stock issued and outstanding by paying to the respective holders thereof the aforesaid sums for each share of such stock redeemed together with the amount of such accrued dividends as may have accumulated thereon at the time of redemption.

The Corporation may apply toward the purchase or redemption of Series A Preferred Stock as herein provided any part of its surplus funds or an amount of its stated capital which shall not be greater than the stated capital represented by the shares purchased or redeemed, but under no circumstances shall the Corporation apply any other funds or any further part of its stated capital toward the purchase or redemption of such stock. The purchase or redemption of any such stock shall not be made where the effect of any such purchase or redemption and application of stated capital thereto shall be to reduce the net assets of the Corporation below the stated capital remaining after giving effect to the cancellation of such shares, or if the Corporation is insolvent or would thereby be made insolvent.

The Board of Directors of the Corporation shall have full power and discretion to select from the outstanding Series A Preferred Stock of the Corporation particular shares for redemption or purchase, and its proceedings in this connection shall not be subject to attack except for actual and intentional fraud. In all instances, the Board shall have complete authority to determine upon and take the necessary proceedings fully to effect the purchase or redemption of the shares selected for redemption, and the cancellation of the certificates representing such shares. Upon the completion of such proceedings, the rights of holders of the shares of such Series A Preferred Stock which have been redeemed

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
OF SERIES A CONVERTIBLE PREFERRED STOCK OF QSGI INC.

and called in shall in all respects cease, except that such holders shall be entitled to receive the redemption price for their respective shares.

Whenever any shares of Series A Preferred Stock of the Corporation are purchased or redeemed as herein authorized, the Corporation may, by resolution of its Board of Directors, retire such shares, and thereupon this Corporation shall, in connection with the retirement of such shares, cause to be filed a certificate of reduction of stated capital.

10.
Future Preferred Stock Issues. The Corporation may issue one or more additional Series of Preferred Stock without the consent of the holders of Series A Preferred Stock, provided, however, that the rights and preferences of such subsequent series of preferred stock as to liquidation, dividends, voting, redemption, and registration rights shall not be superior or equal to those of the Series A Preferred Stock.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designations as of this 21 day of December, 2005, and affirms that this Certificate of Designations is his act and deed and that the statements contained herein are true under penalties of perjury.

QSGI INC.

BY:_____________________________________
ITS:_____________________________________

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
OF SERIES A CONVERTIBLE PREFERRED STOCK OF QSGI INC.

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Series A Preferred Stock)

The undersigned hereby irrevocably elects to convert ____________ shares of Series A Preferred Stock (the "Conversion"), represented by stock certificate Nos(s). ___________ (the “Series A Preferred Stock Certificates"), into shares of common stock ("Common Stock") of QSGI INC. (the "Corporation") according to the conditions of the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (the "Certificate of Designation"), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the holder for any conversion, except for transfer taxes, if any. A copy of each Series A Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

The Corporation shall transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee (who is _________________).

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series A Preferred Stock shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act.

In lieu of transmitting the shares of Common Stock to the undersigned’s nominee, the undersigned hereby requests that the Corporation issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

Date of Conversion: ___________________

Applicable Conversion Price:	13.33333 shares of Common Stock per each share of Series A Preferred Stock

Number of Shares of Common
Stock to be Issued:__________

Signature: __________________________

Name: _____________________________

Address: ___________________________

___________________________________

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
OF SERIES A CONVERTIBLE PREFERRED STOCK OF QSGI INC.